Exhibit 10.3

                            PLAYBOY ENTERPRISES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                       (as amended through April 25, 2006)

            SECTION 1. PURPOSE.

            This Employee Stock Purchase Plan (the "Plan") is intended to advance the interests of Playboy Enterprises, Inc. (the "Company") and its stockholders by allowing employees of the Company and those subsidiaries of the Company that participate in the Plan the opportunity to purchase shares of the Company's Class B Common Stock ("Class B Common Stock"). It is intended that the Plan will constitute an "employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

            SECTION 2. ADMINISTRATION.

            The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors, comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 which has been adopted by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended, as such rule or its equivalent is then in effect ("Rule 16b-3") and "outside directors" within the meaning of Section 162(m) of the Code. The majority of the Committee shall constitute a quorum, and the action of (a) a majority of the members of the Committee present at any meeting at which a quorum is present or (b) all members acting unanimously by written consent, shall be the acts of the Committee.

            The interpretation and construction by the Committee of any provision of the Plan or of any subscription to purchase shares under it shall be final. The Committee may establish any policies or procedures which in the discretion of the Committee are relevant to the operation and administration of the Plan and may adopt rules for the administration of the Plan. The Committee will, from time to time, designate the subsidiaries (as defined below) of the Company whose employees will be eligible to participate in the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any subscription to purchase shares under it. For purposes of this Plan, the term "subsidiary" means any corporation in which the Company directly or indirectly owns or controls more than 50 percent of the total combined voting power of all classes of stock issued by the corporation.

            SECTION 3. ELIGIBILITY.

            Each employee of the Company or of a participating subsidiary of the Company whose customary employment is a minimum of 20 hours per week may subscribe to purchase shares of Class B Common Stock under the terms of the Plan, except that no employee may subscribe to purchase shares on the immediately following Purchase Date (as defined below) if, immediately after the immediately preceding Subscription Date (as defined below), such employee would own stock possessing 5 percent or more of the total combined voting power or

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value of all classes of stock of the Company or of any subsidiary of the
Company. For purposes of this paragraph, stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code.

            For purposes of the Plan:

            (a) The term "Subscription Date" means the first business day of each fiscal quarter of the Company during which the Plan is effective or, in the case of a participant who is not an employee of the Company or a participating subsidiary of the Company as of a particular Subscription Date, the date thereafter on which such participant became an employee of the Company or a participating subsidiary of the Company. The first Subscription Date under the Plan will be July 1, 1996.

            (b) The term "Purchase Date" means the last business day of the fiscal quarter in which the related Subscription Date occurs.

            SECTION 4. PARTICIPATION.

            (a) An eligible employee shall evidence his or her agreement to subscribe for shares by completing a written agreement (the "Subscription and Authorization Form") provided by the Committee and filing it as directed by the Committee. A Subscription and Authorization Form will take effect within a reasonable time after it has been filed with the Company. Once an employee provides the Committee with the Subscription and Authorization Form, he or she continues as a participant in the Plan on the terms provided in such form until he or she provides a new form or withdraws from the Plan.

            (b) In the Subscription and Authorization Form, an eligible employee shall designate any whole dollar amount to be withheld from such employee's compensation in each pay period and used to purchase shares of Common Stock on the next Purchase Date, subject to the following limitations: (i) the whole dollar amount (on an annualized basis) shall not exceed 10 percent of his or her compensation (as defined below) on an annualized basis; (ii) the maximum number of shares of Class B Common Stock which can be purchased by any one employee on any Purchase Date shall not exceed 1,000 shares of the Class B Common Stock; and
(iii) the Committee may establish from time to time minimum payroll deductions. For purposes of this Plan, the term "compensation" means an eligible employee's bi-weekly base salary.

            SECTION 5. STOCK.

            The stock purchased under the Plan shall be shares of authorized but unissued or reacquired Class B Common Stock. Subject to the provisions of
Section 6(h), the aggregate number of shares which may be purchased under the Plan shall not exceed 140,000 shares of Class B Common Stock. In the event that the dollar amount of shares subscribed for in any quarter exceeds the number of shares available to be purchased under the Plan, the shares available to be purchased shall be allocated on a pro rata basis among the subscriptions.


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

            SECTION 6. TERMS AND CONDITIONS OF SUBSCRIPTIONS.

            Subscriptions shall be evidenced by a Subscription and Authorization Form in such form as the Committee shall from time to time approve, provided that all employees subscribing to purchase shares shall have the same rights and privileges (except as otherwise provided in Section 4(b) and subparagraph (d) below), and provided further that such subscriptions shall comply with and be subject to the following terms and conditions:

            (a) Purchase Price. The purchase price shall be an amount equal to 85 percent of the fair market value of such stock on the Purchase Date. During such time as the Class B Common Stock is traded on the New York Stock Exchange, the fair market value per share shall be the closing price of the Class B Common Stock (as reported in the record of Composite Transactions for New York Stock Exchange listed securities and printed in The Wall Street Journal) on such Purchase Date (or on the next regular business date on which shares of the Class B Common Stock of the Company shall be traded in the event that no shares of the Class B Common Stock shall have been traded on the Purchase Date). Subject to the foregoing, the Committee shall have full authority and discretion in fixing the purchase price.

            (b) Medium and Time of Payment. The purchase price shall be payable in full in United States dollars, pursuant to uniform policies and procedures established by the Committee. The funds required for such payment will be derived by withholding from an employee's compensation. An employee shall have the right at any time to terminate the withholding from his or her compensation of amounts to be paid toward the purchase price. An employee shall have the right, one time in each quarter, to change the amount so withheld, by submitting a written request to the Company at least 15 business days before any Purchase Date. An employee shall have the right to cancel his or her subscription in whole and to obtain a refund of amounts withheld from his or her compensation by submitting a written request to the Company at least 15 business days before any Purchase Date. Any cancellation of a subscription in whole will constitute a withdrawal under Section 4(a) of the Plan. Such amounts shall thereafter be paid to the employee within a reasonable period of time.

            (c) No Interest on Employee Funds. No interest shall accrue on any amounts withheld from an employee's compensation.

            (d) Accrual Limitation. No subscription shall permit the rights of an employee to purchase stock under all "employee stock purchase plans" (as defined in the Code) of the Company to accrue, under the rules set forth in
Section 423(b)(8) of the Code, at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of subscription) for each calendar year.

            (e) Termination of Employment. If an employee who has subscribed for shares ceases to be employed by the Company or a participating subsidiary before any applicable Purchase Date:

                  i. Because of retirement or disability, he or she may elect to continue making payments equal to the rate of payroll deductions made before retirement or disability


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

until the first Purchase Date following retirement or disability; or otherwise the accumulated payment in his or her account at the time of retirement or disability will be applied to purchase shares at the applicable purchase price on the first Purchase Date following such retirement or disability, unless the Company is otherwise notified in writing.

                  ii. For any other reason, he or she may elect to have the accumulated payment in his or her account at the time of termination applied to purchase shares at the applicable purchase price on the first Purchase Date following such termination; or otherwise the total unused payments credited to his or her account on the date of termination will be refunded within a reasonable time without interest, unless the Company is otherwise notified in writing.

            (f) Transferability. Neither payments credited to an employee's account nor any rights to subscribe to purchase shares of Class B Common Stock under the Plan may be transferred by an employee except by the laws of descent and distribution. Any such attempted transfer will be without effect, except that the Company may treat such act as an election by the employee to withdraw in accordance with Section 6(b). Shares of Class B Common Stock may be purchased under the Plan only by subscribing employees who have legal capacity as determined under applicable state law or, in the event of the employee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law or court supervision.

            (g) Death and Designation of Beneficiary. An employee may file with the Company a written designation of beneficiary and may change such designation of beneficiary at any time by written notice to the Company. On the death of an employee, the elections provided on termination of employment for retirement or disability may be exercised by the employee's beneficiary, executor, administrator, or other legal representative.

            (h) Adjustments. The Committee may make or provide for such adjustments in the purchase price and in the number or kind of shares of the Class B Common Stock or other securities covered by outstanding subscriptions, or specified in the second sentence of Section 5 of the Plan, as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of employees that would otherwise result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company; (ii) any merger, consolidation, spin-off, split-off, spin-out, split-up, separation, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase stock; or
(iii) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding subscriptions under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances.

            (i) Rights as a Stockholder. An employee shall have no rights as a stockholder with respect to any Class B Common Stock covered by his or her subscription until the Purchase Date following payment in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of such purchase, except as provided in Section 6(h) of the Plan.


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

            (j) Fractional Shares. Fractional shares may be purchased under the Plan and credited to an account for the employee. The Company, however, shall have the right to pay cash in lieu of any fractional shares of Class B Common Stock to be distributed from an employee's account under the Plan.

            (k) Other Provisions. The Subscription and Authorization Form authorized under the Plan shall contain such other provisions as the Committee may deem advisable, provided that no such provisions may in any way be in conflict with the terms of the Plan.

            SECTION 7. TERM OF PLAN.

            Eligible employees may subscribe for shares under the Plan until April 25, 2016; provided, however, that the Committee may terminate or suspend the Plan if at any time there are less than 5 percent of the eligible employees participating in the Plan.

            SECTION 8. AMENDMENT OF THE PLAN.

            The Plan may be amended from time to time by the Committee, but without further approval of the stockholders, no such amendment shall (a) increase the aggregate number of shares of Class B Common Stock that may be issued and sold under the Plan (except that adjustments authorized by Section 6(h) of the Plan shall not be limited by this provision) or (b) materially modify the requirements as to eligibility for participation in the Plan.

            SECTION 9. APPROVAL OF STOCKHOLDERS.

            The Plan shall take effect upon adoption by the Board of Directors; provided, however, that any subscriptions and purchases under the Plan shall be null and void unless the Plan is approved by a vote of the holders of a majority of the total number of outstanding shares of voting stock of the Company present in person or by proxy at a meeting at which a quorum is present in person or by proxy, which approval must occur within the period of 12 months after the date the Plan is adopted by the Board of Directors.


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

                            PLAYBOY ENTERPRISES, INC.
                        UNANIMOUS CONSENT OF MEMBERS OF
                             THE BOARD OF DIRECTORS

      Pursuant to the provisions of Section 141(f) of the Delaware General Corporation Law, the undersigned Directors, constituting all of the members of the Board of Directors (the "Board") of Playboy Enterprises, Inc., a Delaware corporation (the "Corporation"), hereby consent to the taking of the following action without the holding of a meeting and hereby adopt these resolutions effective as of April 25, 2006.

      WHEREAS, the Board has determined that it is in the interest of the Corporation to amend the Playboy Enterprises, Inc. Employee Stock Purchase Plan (the "Plan") to extend the term thereof; and

      WHEREAS, Section 8 of the Plan permits the Board to amend the Plan in its discretion (subject to certain restrictions not applicable in this instance); and

      NOW, THEREFORE, BE IT RESOLVED, that, effective as of April 25, 2006, the Plan is hereby amended to extend the term thereof until April 25, 2016 and to make certain conforming changes to the Plan document; and

      RESOLVED, FURTHER, that the officers of the Corporation, and each of them, be, and they hereby are, authorized and directed to execute these resolutions and are authorized and directed to execute such other documents and to take such further action as they or any of them, determines to be necessary, desirable or appropriate to accomplish the purpose of the foregoing resolutions.

      Upon the execution of this Unanimous Consent of the Members of the Board of Directors, in one or more counterparts by all of the members of the Board, the adoption of these resolutions shall be effective as of the date first above written.

Dated as of April 25, 2006


/s/ Christie Hefner                        /s/ Dennis Bookshester
--------------------------                 ---------------------------------
Christie Hefner                            Dennis Bookshester

/s/ David Chemerow                         /s/ Donald Drapkin
--------------------------                 ---------------------------------
David Chemerow                             Donald Drapkin

/s/ Jerome Kern                            /s/ Russell Pillar
--------------------------                 ---------------------------------
Jerome Kern                                Russell Pillar

/s/ Sol Rosenthal                          /s/ Richard Rosenzweig
--------------------------                 ---------------------------------
Sol Rosenthal                              Richard Rosenzweig


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